J.P. Morgan Funds
J.P. Morgan Institutional Funds
J.P. Morgan Series Trust

Supplement dated January 28, 1999 to the following Statements of Additional Information dated November 2, 1998:

J.P. Morgan and J.P. Morgan Institutional Bond Fund
J.P. Morgan and J.P. Morgan Institutional Short Term Bond Fund
J.P. Morgan and J.P. Morgan Institutional Global Strategic Income Fund J.P. Morgan and J.P. Morgan Institutional New York Tax Exempt Bond Fund J.P. Morgan and J.P. Morgan Institutional Tax Exempt Bond Fund
J.P. Morgan Institutional Bond Fund - Ultra
J.P. Morgan Emerging Markets Debt Fund
J.P. Morgan California Bond Fund


         At the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exists, the investment must be of comparable investment quality in the Advisor's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.